UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 22, 2007

                                 ---------------

                                 DRI Corporation
             (Exact Name of Registrant as Specified in Its Charter)


      North Carolina                    1-13408                 56-1362926
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

     On August 22, 2007, DRI Corporation noted that, according to the American Public Transportation Association, the U.S. House of Representatives recently approved the fiscal year 2008 Transportation, Housing and Urban Development, and Related Agencies Appropriations bill in a 268-153 vote.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

(a)     Exhibits.
        99.1    Press release dated August 22, 2007.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DRI CORPORATION

Date: August 22, 2007                   By: /s/ STEPHEN P. SLAY
                                            ------------------------------------
                                            Stephen P. Slay
                                            Vice President, Chief Financial
                                            Officer, Secretary and Treasurer

INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

  99.1          Press release dated August 22, 2007.